ANNUAL MEETING OF SHAREHOLDERS

                          21ST CENTURY INSURANCE GROUP

                                  June 25, 2003

                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.

                  Please detach and mail the envelope provided

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]



1.  Election of
    Directors
                                            Nominees:
[ ] FOR ALL NOMINEES                        [ ]  J.B. De Nault, III
                                            [ ]  R.S. Foster, M.D.
[ ] WITHHOLD AUTHORITY                      [ ]  R.M. Gillespie
    FOR ALL NOMINEES                        [ ]  J.L. Hayman
                                            [ ]  B.W. Marlow
[ ] FOR ALL EXCEPT                          [ ]  F.J. Martin, Jr.
    (See instructions below)                [ ]  J.P. Miscoll
                                            [ ]  K.W. Renken
                                            [ ]  R.M. Sandler
                                            [ ]  G.M. Shepard
                                            [ ]  H.I. Smith

INSTRUCTION:To withhold  authority to vote for any individual  nominee(s),  mark
-----------
            "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:




--------------------------------------------------------------------------------
To change the address on your  account,  please check the box at right
and indicate your new address in the address space above.  Please note     [ ]
that changes to the registered name(s) on the account may not be submitted via this method.




                                                      FOR   AGAINST   ABSTAIN
2.        Proposal  to ratify the  appointment  of
          PricewaterhouseCoopers    LLP   as   the    [  ]    [  ]      [  ]
          independent accountants of the Company for 2003.


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

UNLESS OTHERWISE MARKED, THE PROXIES ARE APPOINTED WITH AUTHORITY TO VOTE "FOR" ALL NOMINEES FOR ELECTION, "FOR" ITEM 2, AND IN THEIR DISCRETION, TO VOTE UPON MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

              DIRECTORS RECOMMEND A VOTE FOR PROPOSALS #1 AND #2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



                                        PLEASE CHECK THIS BOX IF YOU    [  ]
                                        PLAN TO ATTEND THE MEETING




Signature of Shareholder ____________________________________  Dated____________

Signature of Shareholder ____________________________________  Dated____________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                          21ST CENTURY INSURANCE GROUP
                                      PROXY

           This Proxy is Solicited on Behalf of the Board of Directors

      The undersigned hereby appoints Robert M. Sandler, Howard I. Smith and Bruce W. Marlow as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this card, all the shares of common stock of 21st Century Insurance Group held of record by the undersigned on April 28, 2003 at the Annual Meeting of Shareholders to be held at the Sheraton Universal Hotel, 333 Universal Hollywood Drive, Universal City, California 91608 on June 25, 2003 at 10:00 A.M. or any adjournment thereof.

                  (Continued and to be signed on other side. )

                       ANNUAL MEETING OF SHAREHOLDERS of


                          21ST CENTURY INSURANCE GROUP

                                 June 25, 2003

                           PROXY VOTING INSTRUCTIONS

MAIL
----
Date,  sign and mail your  proxy card in
the   envelope   provided   as  soon  as
possible.

                 - or -

TELEPHONE                                    COMPANY NUMBER ___________________
---------
Call  toll-free  1-800-PROXIES  from any
touch-tone   telephone  and  follow  the
instructions.  Have your control  number     ACCOUNT NUMBER____________________
and the proxy card available when you call.

                                             CONTROL NUMBER____________________
                 - or -

INTERNET
--------
Access  www.voteproxy.com and follow the
on-screen   instructions.    Have   your
control number available when you access the web page.



         Please detach and mail in the envelope provided IF you are not voting via telephone or the internet.

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]



1.  Election of
    Directors
                                            Nominees:
[ ] FOR ALL NOMINEES                        [ ]  J.B. De Nault, III
                                            [ ]  R.S. Foster, M.D.
[ ] WITHHOLD AUTHORITY                      [ ]  R.M. Gillespie
    FOR ALL NOMINEES                        [ ]  J.L. Hayman
                                            [ ]  B.W. Marlow
[ ] FOR ALL EXCEPT                          [ ]  F.J. Martin, Jr.
    (See instructions below)                [ ]  J.P. Miscoll
                                            [ ]  K.W. Renken
                                            [ ]  R.M. Sandler
                                            [ ]  G.M. Shepard
                                            [ ]  H.I. Smith

INSTRUCTION:To withhold  authority to vote for any individual  nominee(s),  mark
-----------
            "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:




--------------------------------------------------------------------------------
To change the address on your  account,  please check the box at right
and indicate your new address in the address space above.  Please note     [ ]
that changes to the registered name(s) on the account may not be submitted via this method.




                                                      FOR   AGAINST   ABSTAIN
2.        Proposal  to ratify the  appointment  of
          PricewaterhouseCoopers    LLP   as   the    [  ]    [  ]      [  ]
          independent accountants of the Company for 2003.


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

UNLESS OTHERWISE MARKED, THE PROXIES ARE APPOINTED WITH AUTHORITY TO VOTE "FOR" ALL NOMINEES FOR ELECTION, "FOR" ITEM 2, AND IN THEIR DISCRETION, TO VOTE UPON MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

              DIRECTORS RECOMMEND A VOTE FOR PROPOSALS #1 AND #2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



                                        PLEASE CHECK THIS BOX IF YOU    [  ]
                                        PLAN TO ATTEND THE MEETING




Signature of Shareholder ____________________________________  Dated____________

Signature of Shareholder ____________________________________  Dated____________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.